UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2007

BRE PROPERTIES, INC.

(Exact name of registrant as specified in charter)

Maryland	001-14306	94-1722214
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

525 Market Street, 4th Floor, San Francisco, CA 94105-2712

(Address of principal executive offices) (Zip Code)

(415) 445-6530

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 13, 2007, we issued $300 million aggregate principal amount of our 5.500% Notes due 2017 under our shelf registration statement on Form S-3 (File No. 333-114076) and pursuant to a prospectus supplement dated March 6, 2007, with the accompanying prospectus dated April 13, 2004, and an underwriting agreement dated March 6, 2007 with Greenwich Capital Markets, Inc., Morgan Stanley & Co. Incorporated, KeyBanc Capital Markets, a division of McDonald Investments Inc., PNC Capital Markets LLC and Scotia Capital (USA) Inc.

Interest on the notes is payable semiannually on March 15 and September 15. The notes will mature on March 15, 2017. The notes were issued at 99.863% of par value, with a coupon of 5.500%. We intend to use the net proceeds from the offering of approximately $297.4 million, after deducting the underwriting discounts and commissions and our estimated offering expenses of $250,000, for general corporate purposes, which may include the repayment of debt, redemption of equity securities, funding for development activities and financing for acquisitions and, pending such use, to temporarily reduce borrowings under our unsecured credit facility.

The terms and conditions of the notes and related matters are set forth in the indenture dated as of June 23, 1997, as amended by a first supplemental indenture dated as of April 23, 1998, a second supplemental indenture dated as of August 15, 2006 and a third supplemental indenture dated as of November 3, 2006, or collectively, the Indenture, between us and The Bank of New York Trust Company, N. A. (successor to J.P. Morgan Trust Company, National Association), as trustee, and the officers’ certificate filed as Exhibit 4.4 to this Current Report on Form 8-K.

The underwriting agreement, the Indenture, the officers’ certificate and the form of note are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference into this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement by and among BRE Properties, Inc. and Greenwich Capital Markets, Inc., Morgan Stanley & Co. Incorporated, KeyBanc Capital Markets, a division of McDonald Investments Inc., PNC Capital Markets LLC and Scotia Capital (USA) Inc, dated March 6, 2007.

4.0	Indenture dated as of June 23, 1997 between BRE Properties, Inc. and Chase Manhattan Bank Trust Company, National Association (previously filed on June 23, 1997 as Exhibit 4.1 to BRE Properties, Inc.’s Current Report on Form 8-K).

4.1	First Supplemental Indenture dated as of April 23, 1998 between BRE Properties, Inc. and Chase Manhattan Bank Trust Company, National Association, as successor trustee (previously filed on May 14, 1998 as Exhibit 4.1 to BRE Properties, Inc.’s Quarterly Report on Form 10-Q).

4.2	Second Supplemental Indenture dated as of August 15, 2006, between the Company and J.P. Morgan Trust Company, National Association (successor to Chase Manhattan Bank Trust Company, National Association), as trustee (previously filed on August 21, 2006 as Exhibit 4.1 to BRE Properties, Inc.’s Current Report on Form 8-K).

4.3	Third Supplemental Indenture, dated as of November 3, 2006, between BRE Properties, Inc. and The Bank of New York Trust Company, National Association (successor to J.P. Morgan Trust Company, National Association), as trustee (previously filed on November 8, 2006 as Exhibit 4.1 to BRE Properties, Inc.’s Current Report on Form 8-K).

4.4	Officers’ Certificate.

4.5	Form of 5.500% Note due 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2007
BRE PROPERTIES, INC. (Registrant)

	By:	/s/ Kerry Fanwick
Kerry Fanwick Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement by and among BRE Properties, Inc. and Greenwich Capital Markets, Inc., Morgan Stanley & Co. Incorporated, KeyBanc Capital Markets, a division of McDonald Investments Inc., PNC Capital Markets LLC and Scotia Capital (USA) Inc, dated March 6, 2007.

4.0	Indenture dated as of June 23, 1997 between BRE Properties, Inc. and Chase Manhattan Bank Trust Company, National Association (previously filed on June 23, 1997 as Exhibit 4.1 to BRE Properties, Inc.’s Current Report on Form 8-K).

4.1	First Supplemental Indenture dated as of April 23, 1998 between BRE Properties, Inc. and Chase Manhattan Bank Trust Company, National Association, as successor trustee (previously filed on May 14, 1998 as Exhibit 4.1 to BRE Properties, Inc.’s Quarterly Report on Form 10-Q).

4.2	Second Supplemental Indenture dated as of August 15, 2006, between the Company and J.P. Morgan Trust Company, National Association (successor to Chase Manhattan Bank Trust Company, National Association), as trustee (previously filed on August 21, 2006 as Exhibit 4.1 to BRE Properties, Inc.’s Current Report on Form 8-K).

4.3	Third Supplemental Indenture, dated as of November 3, 2006, between BRE Properties, Inc. and The Bank of New York Trust Company, National Association (successor to J.P. Morgan Trust Company, National Association), as trustee (previously filed on November 8, 2006 as Exhibit 4.1 to BRE Properties, Inc.’s Current Report on Form 8-K).

4.4	Officers’ Certificate.

4.5	Form of 5.500% Note due 2017.

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